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                                                                   EXHIBIT 10.3
                                                         CONFIDENTIAL TREATMENT


                                RIGHTS AGREEMENT

THE RIGHTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. NEITHER THE RIGHTS NOR SUCH SECURITIES MAY BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION, EXCEPT UPON DELIVERY TO AVAX TECHNOLOGIES, INC. OF SUCH EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL FOR AVAX TECHNOLOGIES, INC. TO THE EFFECT THAT ANY SUCH TRANSFER IS NOT IN VIOLATION OF THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

                             AVAX TECHNOLOGIES, INC.

                        RIGHTS AGREEMENT FOR THE PURCHASE
              OF UP TO 1,100,000 RESTRICTED SHARES OF COMMON STOCK

August ___, 2000                                                Delaware, U.S.A.

          FOR VALUE RECEIVED, AVAX TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), hereby grants to PROFESSOR DAVID R. KLATZMANN (the "HOLDER") the right to purchase from the Company, from time to time, in accordance with the terms and subject to the conditions herein contained up to a maximum of One Million One Hundred Thousand (1,100,000) fully paid and non-assessable shares of restricted common stock, $0.004 par value per share, of the Company (the "SHARES") for $0.004 per Share (the "PURCHASE PRICE") (as further described below, each a "RIGHT" or, collectively, the "RIGHTS"). The number of Shares and the Purchase Price are subject to adjustment, as provided herein.

          This Rights Agreement and the Rights granted hereunder are originally issued pursuant to a Stock Contribution Agreement dated as of July 17, 2000, as amended by that certain letter agreement dated contemporaneously herewith (the "CONTRIBUTION AGREEMENT") between, among others, the Company and the Holder. Capitalized terms not defined herein have the meanings attributed to them in the Contribution Agreement.

EXERCISE OF RIGHTS.

          (a) In accordance with the terms and subject to the conditions hereof, each Right represents the right to purchase one (1) Share at the Purchase Price upon the valid exercise of such Right. Each Right, however, may not be validly exercised until such time as that Right has become an Exercisable Right (as defined below). The Rights can only become Exercisable Rights upon achievement by Genopoietic, S.A., a French SOCIETE ANONYME ("GENOPOIETIC"), with the assistance of the Holder, of the Milestones set forth on

                                RIGHTS AGREEMENT
                                     PAGE 1           __________     __________

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EXHIBIT A hereto (each a "MILESTONE" or, collectively, the "MILESTONES"). The maximum number of Rights that may become Exercisable Rights upon the achievement of each Milestone is set forth on EXHIBIT A hereto and depends on the date on which such Milestone is achieved. When the Holder believes that a Milestone has been achieved, he shall give written notice (the "MILESTONE NOTICE") to the Company of the achievement of the relevant Milestone and the number of Rights that the Holder believes have become exercisable as a result of the achievement of the such Milestone, and the Company shall have thirty (30) days from its receipt of such Milestone Notice to object. In the event the Company does not object within such thirty (30) day period, then the Holder shall be entitled to purchase at the Purchase Price the number of Shares that correspond to the number of Rights specified in the Milestone Notice (the "EXERCISABLE RIGHTS"). If, however, the Company does object within such thirty (30) day period, then the Company and the Holder shall use reasonable good faith efforts to resolve such dispute. If the parties are unable to resolve such dispute within thirty
(30) days, however, then either party may submit the dispute to judicial determination to take place in Kansas City, Missouri in accordance with Section 12 hereof, and the number of Exercisable Rights shall be reasonably determined by the court. All Rights that have not become Exercisable Rights within one hundred eighty (180) days after achievement of the relevant Milestone shall expire and be null and void and of no further force or effect, unless the matter has been referred to judicial determination in accordance with Section 12 hereof within the said one hundred eighty (180) day period. The Exercisable Rights must be exercised no later than one (1) year after the achievement of the corresponding Milestone (the "EXERCISE PERIOD") or such Exercisable Rights shall expire and be null and void and of no further force or effect. The Exercisable Rights may be purchased in whole at any time, or in part from time to time, during the applicable Exercise Period by the Holder by delivery of a Rights Exercise Form (in the form attached hereto as EXHIBIT B) at the address set forth in Section 10(a) hereof, together with proper payment of the Purchase Price multiplied by the number of Exercisable Rights being exercised made by certified or official bank check payable to the order of the Company.

          (b) Notwithstanding anything contained herein to the contrary, in the event the Holder breaches any material representation, warranty, covenant or agreement contained herein or in the Contribution Agreement, the Consulting Agreement (as defined in Section 1(f) below) or any agreement contemplated hereby or thereby and does not cure such breach within thirty (30) days after receipt of notice from the Company of such breach, all Rights, Exercisable Rights and this Rights Agreement shall immediately terminate without further action by the Company and be of no further force or effect.

          (c) The number of Exercisable Rights that the Holder may exercise shall be subject to the following limitations, among others:

                    (i) Subject to subsection (ii) below, for each Milestone, if the Milestone is achieved by Genopoietic on or before its corresponding Milestone Target Date (as set forth on EXHIBIT A hereto, "MILESTONE TARGET DATE"), then the number of Rights that may become Exercisable Rights shall be the maximum number of Rights available for that Milestone, as shown on EXHIBIT A. For each Milestone that is achieved after its corresponding Milestone Target Date but before its corresponding Milestone Expiration Date (as set forth on EXHIBIT A hereto, "MILESTONE EXPIRATION DATE"), then the number of Rights that may become Exercisable Rights shall be reduced by one-half (1/2), as more fully set forth on EXHIBIT A, and the excess Rights that would have become Exercisable Rights had the Milestone been met on or prior to the Milestone Target Date shall expire and be null and void and of no further force or effect. In no event shall the Exercisable Rights exceed one hundred thousand (100,000) Shares in consideration for the achievement of any

                                RIGHTS AGREEMENT
                                     PAGE 2           __________     __________

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               one (1) Milestone; provided, however, that nothing in this sentence shall be deemed to limit the number of Milestones that may be achieved at any one time.

                    (ii) In addition, and notwithstanding anything contained
               herein or on EXHIBIT A to the contrary, the number of Rights that may become Exercisable Rights upon achievement of any particular Milestone shall be limited such that if the market value of the common stock of the Company (as further defined below, the "MV") exceeds Forty United States Dollars ($40.00) (or Fifty United States Dollars ($50.00) for the Milestones marked with an asterisk (*) on EXHIBIT A hereto or Sixty United States Dollars ($60.00) for the Milestones marked with a pound sign (#) on EXHIBIT A hereto) (each a "MARKET VALUE CAP"), then the number of Rights that shall become Exercisable Rights for that Milestone shall equal the Rights that could have become Exercisable Rights if the Market Value Cap did not exist TIMES the applicable Market Value Cap DIVIDED BY the MV. The MV for any particular Milestone shall equal the price per share of the common stock of the Company as traded on the NASDAQ Small Cap Market (or such other public market the Shares may be traded on) calculated as of the last trade that occurs (i) on the date of the achievement of the relevant Milestone (or if the date of such achievement is not a trading day, then on the trading day immediately preceding such date), or (ii) immediately before any public announcement by Genopoietic or the Company that such Milestone has been achieved, whichever is earlier.

                    (iii) The Board of Directors of the Company (the
               "BOARD") may, in its sole discretion, consider waiving the Market Value Cap limitations contained in 1(c)(ii) above, in whole or in part, if the MV has increased significantly and if the achievement of the applicable Milestone has contributed significantly to that increase in MV. Also, the Board may, in its sole discretion, extend any Milestone Target Date or Milestone Expiration Date if extenuating circumstances beyond the reasonable control of the Holder have delayed the ability of Genopoietic to achieve any Milestone.

          (d) Upon exercise of Exercisable Rights to purchase Shares, the Company will (i) issue a certificate or certificates in the name of the Holder for the number of whole Shares to which the Holder is entitled and, in lieu of any fractional Share to which the Holder may be entitled, pay to the Holder cash in an amount equal to the fair value of the fractional Share (as reasonably determined by the Board), and (ii) to the extent applicable, deliver the other securities and properties receivable upon the exercise of the Exercisable Rights or the proportionate part thereof if the Exercisable Rights are exercised in part pursuant to the provisions of this Rights Agreement.

          (e) Rights corresponding to any particular Milestone that has not been achieved on or before such Milestone's corresponding Milestone Expiration Date shall, without further action, immediately terminate and be of no force or effect whatsoever, unless such Milestone Expiration Date is extended pursuant to 1(c)(iii) above.

          (f) Notwithstanding anything contained herein to the contrary, no Milestone shall be deemed to be achieved and the Holder shall not be entitled to receive any Exercisable Rights with regard to any such Milestone if neither Genopoietic nor AVAX has all of the legal rights necessary in the countries and territories to which such Milestone pertains to make, market, sell, offer for sale, use, and import the products of such Milestone.

                                RIGHTS AGREEMENT
                                     PAGE 3           __________     __________

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          (g)  In the event that the Consulting and Assignment Agreement dated as of the date hereof by and between the Holder and AVAX International Services, Inc. (the "CONSULTING AGREEMENT") expires or terminates, the following provisions shall apply:

                    (i) If the Consulting Period (as defined in the Consulting Agreement) expires and is not extended pursuant to the terms thereof, then, effective as of the date that is six (6) months after such expiration date (the "INTERIM PERIOD") and without further action by the Company, all Rights shall immediately expire and become null and void and this Rights Agreement shall immediately terminate and be of no further force or effect. If any Milestone is achieved during the Interim Period prior to its corresponding Milestone Target Date, the number of Rights that would otherwise become Exercisable Rights upon such achievement shall be reduced, and the Holder may receive Exercisable Rights for each such Milestone that is so achieved only in proportion to the Holder's direct contribution to the achievement of such Milestone, as reasonably determined by the Company. The Holder shall receive no Exercisable Rights for any Milestone that is achieved during the Interim Period after its corresponding Milestone Target Date.

                    (ii) In the event the Consulting Period is terminated
               pursuant to Sections 7.01(a) or 7.01(b) thereof, then, effective as of the date that is nine (9) months after the termination date (the "CONTINUATION PERIOD") and without further action by the Company, all Rights shall immediately expire and become null and void and this Rights Agreement shall immediately terminate and be of no further force or effect. If any Milestone is achieved during the Continuation Period prior to its corresponding Milestone Target Date, the number of Rights that would otherwise become Exercisable Rights upon such achievement shall be reduced, and the Holder may receive Exercisable Rights for each such Milestone that is achieved only in proportion to the Holder's direct contribution to the achievement of such Milestone, as reasonably determined by the Company. The Holder shall receive no Exercisable Rights for any Milestone that is achieved during the Continuation Period after its corresponding Milestone Target Date.

                    (iii) If the Consulting Agreement is terminated pursuant to
               Section 7.01(c) thereof, then all Rights, without further action by the Company, shall immediately expire and become null and void and this Rights Agreement shall immediately terminate and be of no further force or effect.

                    (iv) If the Consulting Agreement is terminated pursuant to
               Section 7.01(d) thereof, then the following provisions shall apply:

                              (A) if the Consulting Agreement is terminated
                    pursuant to Section 7.01(d) thereof prior to the second
                    (2nd) anniversary of the date hereof, Rights issued to the Holder pursuant to this Rights Agreement shall become Exercisable Rights upon achievement by Genopoietic of each Milestone, provided that such Milestone is achieved on or before its corresponding Milestone Target Date; or

                              (B) if the Consulting Agreement is terminated
                    pursuant to Section 7.01(d) thereof after the second (2nd) anniversary of the date hereof, Rights corresponding to each Milestone that is achieved by Genopoietic on or before its

                                RIGHTS AGREEMENT
                                     PAGE 4           __________     __________

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                    corresponding Milestone Target Date shall become Exercisable
                    Rights according to the following formula:

                                   1. calculate the sum, as of the effective
                              date of the termination of the Consulting
                              Agreement, of the Milestones that have been achieved by Genopoietic on or before each such Milestone's corresponding Milestone Target Date ("SUCCESSFUL MILESTONES");

                                   2. calculate the sum, as of the effective
                              date of termination of the Consulting Agreement, of the Milestones for which the corresponding Milestone Target Dates have passed ("POSSIBLE SUCCESSFUL MILESTONES");

                                   3. divide the Successful Milestones by the
                              Possible Successful Milestones ("SUCCESS RATIO");

                                   4. for each Milestone that is achieved on or
                              before its corresponding Milestone Target Date after the termination of the Consulting Agreement pursuant to 7.01(d), take the number of Rights that would have become Exercisable Rights if the Consulting Agreement were still in force and effect as of that date and reduce that number by multiplying that number by the Success Ratio. The resulting number represents the number of Exercisable Rights that the Holder may exercise upon the achievement by Genopoietic of such Milestone.

                                   5. The Rights corresponding to each Milestone
                              that is not achieved on or before its
                              corresponding Milestone Target Date shall, without further action by the Company, be void and of no further force or effect.

                    (v)  If the Consulting Agreement is terminated pursuant to
               Section 7.01(e) thereof, then, without further action by the Company, this Rights Agreement shall immediately terminate and all Rights shall immediately terminate and be of no further force or effect.

                    (vi) If the Consulting Agreement is terminated pursuant to
               Section 7.01(f) thereof, then, without further action by the Company, this Rights Agreement shall immediately terminate and all Rights shall immediately terminate and be of no further force or effect, unless specifically agreed otherwise in writing by the parties on the date of such termination. Nothing in the preceding sentence shall be deemed to limit in any manner the ability of the parties to agree in writing with regard to the continuation or termination of this Rights Agreement upon the termination of the Consulting Agreement pursuant to Section 7.01(f) thereof.

RESERVATION OF SHARES, PAYMENT OF TAXES. The Company agrees that, at the time the Exercisable Rights are exercised, the Shares shall be duly authorized, validly issued and outstanding, fully paid and nonassessable, free and clear of all restrictions on sale or transfer other than under Federal or state securities laws and free and clear of all pre-emptive rights and rights of first refusal. The Company shall take all such actions as may be necessary to assure that the par value, if any, per share for the Shares related to the Exercisable Rights is at all times equal to or less than the Purchase Price. The Company shall pay all U.S. documentary, stamp or similar taxes and other similar U.S. governmental charges that

                                RIGHTS AGREEMENT
                                     PAGE 5           __________     __________

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may be imposed with respect to the issuance or delivery of any Shares upon exercise of the Exercisable Rights (other than income taxes). The Holder shall be responsible for any non-U.S. taxes and similar charges or payments.

PROTECTION AGAINST DILUTION.

          (a) If the Company hereafter (i) pays a stock dividend, (ii) subdivides its outstanding shares of common stock into a greater number of shares, or (iii) combines its outstanding shares of common stock into a smaller number of shares, then the number of Rights that may become Exercisable Rights upon the achievement of any Milestone (collectively the "Exercise Terms") shall be adjusted so that the Holder upon achievement of any such Milestone will be entitled to receive the number of Exercisable Rights that the Holder would have received immediately following such action had the Milestone been achieved and the Exercisable Rights exercised immediately prior thereto. An adjustment made pursuant to this Section 3(a) will become effective immediately after the record date in the case of a stock dividend or distribution and will become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If the Board declares any stock dividend or distribution or resolves to take any action referred to in this Section 3(a), it shall provide written notice thereof to the Holder not less than ten (10) days prior to the record date fixed for determining the stockholders entitled to participate therein.

          (b) In the case of any capital reorganization, reclassification or any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the continuing corporation, or in the case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder will have the right thereafter, upon the achievement of any Milestone, to receive the kind and amount of securities, cash or other property that the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had the Milestone been achieved and the Exercisable Rights exercised immediately prior to the effective date of the reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance. Notice of any such reorganization, reclassification, consolidation, merger, exchange, sale or conveyance shall be mailed to the Holders not less than thirty
(30) days prior to such event. The above provisions of this Section 3(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of the Exercisable Rights to be responsible for all of the agreements and obligations of the Company hereunder.

          (c) If the Company distributes (other than a distribution in liquidation of the Company) to all holders of its common stock, without any charge to or consideration from such holders, evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings), then in each case the Company shall simultaneously distribute such evidences of its indebtedness or assets pro rata to the extent that the Rights of the Holder have become Exercisable Rights as of the record date or date of effectiveness, as the case may be, fixed for determining the holders of common stock entitled to participate in such distribution in an amount equal to the amount that the Holder would have been entitled to receive had the Exercisable Rights been exercised for Shares immediately prior to the time for determination of the holders of common stock entitled to participate in that distribution.

                                RIGHTS AGREEMENT
                                     PAGE 6           __________     __________

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     (d) No adjustments in the Exercise Terms shall be required if the Company issues shares of common stock pursuant to (a) the exercise of any warrants (or warrants or options to acquire any shares of convertible preferred stock) of the Company outstanding on the date hereof, (b) conversion of shares of any series of convertible preferred stock of the Company outstanding on the date hereof, (c) the exercise of any stock options or warrants currently outstanding or issued after the date hereof pursuant to any Company benefit plan or compensation arrangement, or (d) any placement of any securities of the Company or any acquisition (by merger or otherwise) of another entity or entities by the Company.

ACHIEVEMENT OF MILESTONES. The parties agree that the Company will use commercially reasonable efforts to aid Genopoietic and the Holder in the achievement of the Milestones. If, however, the Company, in its sole discretion, determines that it would be commercially unreasonable to attempt to achieve any particular Milestone(s), the Holder acknowledges and agrees that the Company shall not be required to attempt to achieve such Milestone(s). The parties agree in such event that they will negotiate in good faith to reallocate the Rights corresponding to such Milestone to new project(s) for which new Milestones shall be agreed upon by the parties (a "Reallocation"); provided, however, that notwithstanding anything contained herein to the contrary, there shall be no Reallocation of those Milestones marked with a square ("|") on Exhibit A hereto if the Board of Directors of the Company ("Board") deems in good faith, and only after having given the Holder a reasonable opportunity to be heard on the matter, that it would be commercially unreasonable for the Company to pursue those Milestones because it deems that it lacks some or all of the intellectual property rights, including those rights referred to in Sections 4.19(q), 4.19(r), 4.19(s) and 12.13 of the Contribution Agreement, that it believes are necessary to make the achievement of such Milestones commercially reasonable. In determining whether the pursuit of the Milestones referred to in the immediately preceding sentence is commercially reasonable, the Board shall not take into consideration the value to the Company of any Exercisable Rights to be received by the Holder hereunder as a result of the achievement of any such Milestone.

COMPLIANCE WITH RULE 144 UNDER SECURITIES ACT OF 1933. Until the earlier of (i) a registration statement is declared effective by the Securities and Exchange Commission covering all of the Shares to which the Holder may be entitled or
(ii) the sale pursuant to Rule 144 of all of the Shares to which the Holder may be entitled or (iii) the Rights have terminated or expired or (iv) the Rights Agreement has terminated or expired, the Company shall use its reasonable best efforts to file with the Securities and Exchange Commission all current reports and the information as may be necessary to enable the Holder to effect sales of its Shares received hereunder in reliance upon Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act").

INVESTMENT INTENT; LIMITED TRANSFERABILITY.

          (a) The Holder represents, by accepting this Rights Agreement, that it understands that this Rights Agreement and any securities obtainable hereunder have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear the legend set forth on the first page hereof. The Holder understands that it must bear the economic risk of its investment in this Rights Agreement and any securities obtainable hereunder for an indefinite period of

                                RIGHTS AGREEMENT
                                     PAGE 7           __________     __________
time, as this Rights Agreement, the Rights and such securities have not been registered under Federal or state securities laws, and, therefore, cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available.

          (b) The Holder, by its acceptance of this Rights Agreement, represents to the Company that it is an "accredited investor" and is acquiring this Rights Agreement and will acquire any securities obtainable hereunder for its own account, for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Act. The Holder agrees that this Rights Agreement, the Rights and any such securities will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Act and any applicable state securities laws or (ii) such sale or transfer is made pursuant to one or more exemptions from the Act.

          (c) Neither this Rights Agreement nor any Rights or any Exercisable Rights may be sold, transferred, assigned or hypothecated by the Holder.

          (d) The Holder acknowledges that all Shares purchased under this Rights Agreement are subject to the terms and conditions of the Contribution Agreement, including, but not limited to, the restrictions contained in Section
7.2 thereof.

EXPIRATION OF RIGHTS. Unless terminated earlier, this Rights Agreement shall expire on January 1, 2012.

LOSS, ETC., OF RIGHTS AGREEMENT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Rights Agreement and upon receipt of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Rights Agreement, if mutilated, the Company shall execute and deliver to the Holder a new Rights Agreement of like date, tenor and denomination.

RIGHTS HOLDER NOT STOCKHOLDER. Prior to the exercise of any Exercisable Rights hereunder, this Rights Agreement grants to the Holder no right to vote on or consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, nor any other rights or liabilities as a stockholder, with regard to any Rights or Exercisable Rights issued hereunder. This Rights Agreement does, however, require certain notices to the Holder as set forth herein.

NOTICE. Any notice or other communication shall be effective and shall be deemed to have been given if the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

          (a) the Company at AVAX Technologies, Inc., 4520 Main Street, Suite 930, Kansas City, MO 64111, Attn: Dave Tousley, Chief Financial Officer, or such other address as the Company has designated in writing to the Holder, or

          (b) the Holder at 11, rue de Tage, 75013 Paris, France or such other address as the Holder has designated in writing to the Company.

HEADINGS. The headings of this Rights Agreement have been inserted as a matter of convenience and shall not affect the construction hereof.

APPLICABLE LAW; JURISDICTION. This Rights Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

                                RIGHTS AGREEMENT
                                     PAGE 8           __________     __________

The parties acknowledge that this Rights Agreement was drafted, negotiated and executed in large part in Kansas City, Missouri, United State of America. Except as otherwise expressly provided in this Rights Agreement, any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Rights Agreement or the transactions contemplated hereby may be brought in the United States District Court for the Western District of Missouri or in any Missouri State Court sitting in Kansas City, Missouri, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 10 shall be deemed effective service of process on such party.

INTERPRETATION. In the event any portion of this Rights Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in whole or in part, the remaining provisions shall not be affected thereby and shall continue to be valid and enforceable. If, for any reason, a court finds that any provision of this Rights Agreement is invalid, illegal or unenforceable as written, but by limiting such provision it would become valid, legal and enforceable, then such provision shall be deemed to be written, construed and enforced as so limited. Words and phrases herein shall be construed as in the singular or plural number, and as masculine, feminine or neuter gender, according to the context. Nothing contained in this Rights Agreement and no action taken by the parties pursuant hereto shall be deemed to constitute a partnership, an association, a joint venture or other entity between the parties.

ENTIRE AGREEMENT. This Rights Agreement, the Contribution Agreement, the Research Funding Agreement and the Consulting Agreement, including the recitals, Exhibits and Schedules attached hereto and thereto, all of which agreements, recitals, Exhibits and Schedules are hereby expressly incorporated herein by reference, constitute the entire agreement between the parties with respect to the subject matter of this Rights Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Rights Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein or in such other agreement, recitals, Exhibits or Schedules has been made or relied upon by either party hereto.

SUCCESSORS AND ASSIGNS. Holder may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement. The Company may assign all or any part of its rights, interests or obligations hereunder to any Affiliate of Genopoietic or the Company or to a successor-in-interest without the prior written consent of the Holder. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, executors, heirs, administrators, and trustees (and similar French Persons) and permitted assigns.

AMENDMENT, WAIVER, ETC. Except as expressly provided herein, neither this Rights Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the Holder.

                                RIGHTS AGREEMENT
                                     PAGE 9           __________     __________

WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS RIGHTS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

HOLDER ACKNOWLEDGES THAT HE HAS READ AND UNDERSTANDS THE FOREGOING PROVISIONS OF THIS RIGHTS AGREEMENT.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY.]





                                RIGHTS AGREEMENT
                                     PAGE 10          __________     __________

          IN WITNESS WHEREOF, the Company has caused this Rights Agreement to be signed by its President and attested by its Secretary this ___ day of August, 2000.

                                    AVAX TECHNOLOGIES, INC.

                                    By:
                                        ----------------------------------
                                    Name: Jeffrey M. Jonas, M.D.
                                    Title: President and Chief Executive Officer

ATTEST:

--------------------
     Secretary

                                     ------------------------------------
                                     PROFESSOR DAVID R. KLATZMANN,
                                     an individual and resident of Paris, France




                                RIGHTS AGREEMENT
                                     PAGE 11          __________     __________

                                    EXHIBIT A

                                   MILESTONES
                                 ("Milestones")

          The Holder will be issued Rights to purchase up to an aggregate of Seven Hundred and Fifty Thousand (750,000) restricted shares of AVAX common stock based on the achievement of the following short-term Milestones:


----------------------------------------- ------------------ ------------------ ------------------- ------------------
               MILESTONE                   MAXIMUM NUMBER    MILESTONE TARGET   MAXIMUM NUMBER OF       MILESTONE
                                          OF RIGHTS(1) THAT        DATE          RIGHTS THAT MAY     EXPIRATION DATE
                                             MAY BECOME                               BECOME
                                             EXERCISABLE                           EXERCISABLE
                                              RIGHTS IF                             RIGHTS IF
                                            MILESTONE IS                           MILESTONE IS
                                           ACHIEVED ON OR                         ACHIEVED AFTER
                                          BEFORE MILESTONE                       MILESTONE TARGET
                                             TARGET DATE                         DATE BUT BEFORE
                                                                                    MILESTONE
                                                                                 EXPIRATION DATE
----------------------------------------- ------------------ ------------------ ------------------- ------------------

[Redacted information has been
separately filed with the commission
for Confidential Treatment.]
----------------------------------------- ------------------ ------------------ ------------------- ------------------





----------------------------------------- ------------------ ------------------ ------------------- ------------------

-------------------------
(1) Each Right represents the right to purchase one (1) restricted share of AVAX common stock.
(2) [Redacted information has been separately filed with the Commission for Confidential Treatment.]



                                RIGHTS AGREEMENT
                                     PAGE 12          __________     __________


----------------------------------------- ------------------ ------------------ ------------------- ------------------
               MILESTONE                   MAXIMUM NUMBER    MILESTONE TARGET   MAXIMUM NUMBER OF       MILESTONE
                                          OF RIGHTS(3) THAT        DATE          RIGHTS THAT MAY     EXPIRATION DATE
                                             MAY BECOME                               BECOME
                                             EXERCISABLE                           EXERCISABLE
                                              RIGHTS IF                             RIGHTS IF
                                            MILESTONE IS                           MILESTONE IS
                                           ACHIEVED ON OR                         ACHIEVED AFTER
                                          BEFORE MILESTONE                       MILESTONE TARGET
                                             TARGET DATE                         DATE BUT BEFORE
                                                                                    MILESTONE
                                                                                 EXPIRATION DATE
----------------------------------------- ------------------ ------------------ ------------------- ------------------

[Redacted information has been
separately filed with the Commission
for Confidential Treatment.]
----------------------------------------- ------------------ ------------------ ------------------- ------------------





----------------------------------------- ------------------ ------------------ ------------------- ------------------

-------------------------
(3) Each Right represents the right to purchase one (1) restricted share of AVAX common stock.
(4) [Redacted information has been separately filed with the Commission for Confidential Treatment.]
(5) [Redacted information has been separately filed with the Commission for Confidential Treatment.]
(6) [Redacted information has been separately filed with the Commission for Confidential Treatment.]



                                RIGHTS AGREEMENT
                                     PAGE 13          __________     __________


----------------------------------------- -------------------- ---------------- ---------------------- ---------------
               MILESTONE                   MAXIMUM NUMBER OF      MILESTONE       MAXIMUM NUMBER OF      MILESTONE
                                          RIGHTS(7) THAT MAY     TARGET DATE       RIGHTS THAT MAY       EXPIRATION
                                          BECOME EXERCISABLE                     BECOME EXERCISABLE         DATE
                                               RIGHTS IF                         RIGHTS IF MILESTONE
                                             MILESTONE IS                         IS ACHIEVED AFTER
                                            ACHIEVED ON OR                        MILESTONE TARGET
                                           BEFORE MILESTONE                        DATE BUT BEFORE
                                              TARGET DATE                       MILESTONE EXPIRATION
                                                                                        DATE
----------------------------------------- -------------------- ---------------- ---------------------- ---------------

[Redacted information has been
separately filed with the Commission
for Confidential Treatment.]

----------------------------------------- -------------------- ---------------- ---------------------- ---------------





----------------------------------------- -------------------- ---------------- ---------------------- ---------------

-------------------------
(7) Each Right represents the right to purchase one (1) restricted share of AVAX common stock.
(8) [Redacted information has been separately filed with the Commission for Confidential Treatment.]
(9) [Redacted information has been separately filed with the Commission for Confidential Treatment.]
(10) [Redacted information has been separately filed with the Commission for Confidential Treatment.]
(11) [Redacted information has been separately filed with the Commission for Confidential Treatment.]




                                RIGHTS AGREEMENT
                                     PAGE 14          __________     __________

          The Holder will be issued Rights to purchase up to an aggregate of Three Hundred Fifty Thousand (350,000) restricted shares of AVAX common stock based on the achievement of the following long-term Milestones:


----------------------------------------- ------------------ ------------------ ------------------- ------------------
               MILESTONE                    MAXIMUM NUMBER   MILESTONE TARGET   MAXIMUM NUMBER OF       MILESTONE
                                          OF RIGHTS(12) THAT       DATE          RIGHTS THAT MAY     EXPIRATION DATE
                                             MAY BECOME                               BECOME
                                             EXERCISABLE                           EXERCISABLE
                                              RIGHTS IF                             RIGHTS IF
                                            MILESTONE IS                           MILESTONE IS
                                           ACHIEVED ON OR                         ACHIEVED AFTER
                                          BEFORE MILESTONE                       MILESTONE TARGET
                                             TARGET DATE                         DATE BUT BEFORE
                                                                                    MILESTONE
                                                                                 EXPIRATION DATE
----------------------------------------- ------------------ ------------------ ------------------- ------------------
[Redacted information has been
separately filed with the Commission
for Confidential Treatment.]
----------------------------------------- ------------------ ------------------ ------------------- ------------------
----------------------------------------- ------------------ ------------------ ------------------- ------------------
----------------------------------------- ------------------ ------------------ ------------------- ------------------
----------------------------------------- ------------------ ------------------ ------------------- ------------------





----------------------------------------- ------------------ ------------------ ------------------- ------------------

-------------------------
(12) Each Right represents the right to purchase one (1) restricted share of AVAX common stock.
(13) [Redacted information has been separately filed with the Commission for Confidential Treatment.]
(14) [Redacted information has been separately filed with the Commission for Confidential Treatment.]




                                RIGHTS AGREEMENT
                                     PAGE 15          __________     __________

EXHIBIT B

                               EXERCISE OF RIGHTS

          The undersigned, _______________, pursuant to the provisions of the foregoing Rights Agreement, hereby elects to purchase _________________ shares of the common stock, par value $.004 per share, of AVAX Technologies, Inc. covered by said Rights Agreement and makes payment therefor in full at the Purchase Price provided in the Rights Agreement.

Dated: _______________     Signature: ___________________

       Address: ____________________




                                RIGHTS AGREEMENT
                                     PAGE 16          __________     __________